PREFERREDAPARTMENT | COMMUNITIES®

THIRD QUARTER 2011

Supplemental Financial Data

STONE RISE A PREFERRED APARTMENT COMMUNITY

Suburban Philadelphia, PA

Preferred Apartment Communities
3625 Cumberland Blvd, Suite 400
Atlanta, GA 30339
770.818.4100

www.pacapts.com

Table of Contents

Company Profile, Third Quarter Highlights and CAD Guidance	3

Consolidated Statements of Operations	4

Reconciliation of Funds From Operations, Adjusted Funds From Operations, And Cash Available for Distribution to Net loss attributable to the Company	5

Consolidated Balance Sheets	6

Notes to Consolidated Statements of Operations and Reconciliation of Funds From Operations, Adjusted Funds From Operations, and Cash Available for Distribution to Net loss attributable to the Company	7

Reconciliation of Property Net Operating Income to Net loss attributable to the Company	8

Definitions of Non-GAAP Measures	9

Forward-Looking Statements

"Safe Harbor" Statement under the Private Securities Litigation Reform Act of 1995:  Estimates of future earnings and performance are, by definition, and certain other statements in this press release may constitute, "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 and involve known and unknown risks, uncertainties and other factors that may cause the Company's actual results, performance, achievements or transactions to be materially different from the results, performance, achievements or transactions expressed or implied by the forward looking statements.  Factors that impact such forward looking statements include, among others, our business and investment strategy; legislative or regulatory actions; the state of the U.S. economy generally or in specific geographic areas; economic trends and economic recoveries; our ability to obtain and maintain debt or equity financing; financing and advance rates for our target assets; our leverage level; changes in the values of our assets; availability of attractive investment opportunities in our target assets; our ability to qualify and maintain our qualification as a REIT for U.S. federal income tax purposes; our ability to maintain our exemption from registration under the Investment Company Act; availability of quality personnel; our understanding of our competition; and market trends in our industry, interest rates, real estate values, the debt securities markets and the general economy.

Except as otherwise required by the federal securities laws, the Company assumes no liability to update the information in this supplemental package.

The Company refers you to the documents filed by the Company from time to time with the Securities and Exchange Commission, specifically the sections entitled "Risk Factors" in the final prospectus dated March 31, 2011 to our registration statement on Form S-11, as amended (Registration No. 333-168407), with respect to our initial public offering that was filed with the SEC on April 4, 2011, and page 24 of the preliminary prospectus included in our registration statement on Form S-11, initially filed with the SEC on September 1, 2011, as amended (Registration No. 333-176604), with respect to our offering of Units, both, as may be updated or supplemented in the Company's Form 10-Q filings, which discuss these and other factors that could adversely affect the Company's results.

Supplement Financial Data	Page 2

Preferred Apartment Communities, Inc.

Preferred Apartment Communities, Inc. (AMEX:APTS) is a Maryland corporation formed primarily to acquire and operate multifamily properties in select targeted markets throughout the United States.  As part of our property acquisition strategy, we may enter into forward purchase contracts or purchase options for to-be-built multifamily communities and we may make mezzanine loans, provide deposit arrangements, or provide performance assurances, as may be necessary or appropriate, in connection with the construction of these properties.  As a secondary strategy, we may acquire senior mortgage loans, subordinate loans or mezzanine debt secured by interests in multifamily properties, membership or partnership interests in multifamily properties and other multifamily related assets.  We intend to elect and qualify as a real estate investment trust for U.S. federal income tax purposes effective as of January 1, 2011.

Highlights of the third quarter 2011:

•
Recorded CAD of $773,723, or $0.15 per share, exceeding the high end of our previous guidance as we recorded our first full quarter of operating results from our portfolio of multifamily properties and our real estate loan.

•	Declared a quarterly dividend of $646,675, or $0.125 per common share, which was paid on October 17, 2011 to all common stockholders of record as of September 30, 2011.

•
Filed a registration statement with the SEC to allow us to offer a maximum of 150,000 Units, each Unit consisting of one share of Series A Redeemable Preferred Stock plus one detachable warrant to purchase 20 shares of our common stock.  Each Unit will be sold at a public offering price of $1,000 per Unit.  The Series A Redeemable Preferred Stock will carry a 6% annual dividend.

•
Continued the successful rollout and implementation of our PAC Concierge, PAC Rewards and PAC Partners programs.  We currently anticipate that all of these programs will be fully implemented at all of our communities by the end of 2011.

•	Currently expect CAD to be sufficient to cover our projected fourth quarter dividend.

•
Total property revenues increased approximately 4% in the third quarter over the pro forma second quarter results.  The pro forma second quarter results assume that PAC acquired all three multifamily communities on April 1, 2011.

•
Total property net operating income grew approximately 4.3% in the third quarter over the pro forma second quarter results.  As noted above, the pro forma second quarter results assume that PAC acquired all three multifamily communities on April 1, 2011.

CAD guidance:

•	CAD is projected to be in the range of $0.135 - $0.15 per share for the fourth quarter of 2011, which reflects an increase from our initial guidance of $0.125 - $0.14 per share.

(See Reconciliation to net loss attributable to the Company and definitions of non-GAAP measures on pages 5 and 8)

Supplement Financial Data	Page 3

Consolidated Statements of Operations
(unaudited)

	Three months ended		Nine months ended
	September 30, 2011	September 30, 2010	September 30, 2011	September 30, 2010
Revenues:
Rental revenues (See note 1)	$2,250,514	$-	$3,942,177	$-
Other property revenues (See note 1)	258,619	-	443,894	-
Interest income on real estate loan	124,495	-	125,828	-
Total revenues	2,633,628	-	4,511,899	-

Operating expenses:
Property operating and maintenance	579,992	-	1,016,793	-
Property management fees	100,519	-	175,572	-
Real estate taxes	181,484	-	324,630	-
General and administrative	51,436	-	86,821	-
Depreciation and amortization	3,623,732	-	6,425,841	-
Acquisition costs	18,272	179,233	1,680,432	179,233
Organizational costs	-	150,804	94,372	150,804
Property insurance	37,748	-	66,426	-
Professional fees	72,952	-	304,702	-
Other	36,544	948	70,402	948
Total operating expenses	4,702,679	330,985	10,245,991	330,985

Operating loss	(2,069,051)	(330,985)	(5,734,092)	(330,985)

Management fees	177,475	-	322,741	-
Corporate insurance	39,069	-	128,247	-
Interest expense	537,591	1,570	972,233	1,570
Other expense	77,518	-	157,239	-
Net loss	(2,900,704)	(332,555)	(7,314,552)	(332,555)

Less consolidated net loss attributable
to non-controlling interests	-	-	-	-

Net loss attributable to the Company	$(2,900,704)	$(332,555)	$(7,314,552)	$(332,555)

Net loss per share of Common Stock,
basic and diluted	$(0.56)	$(9.07)	$(2.17)	$(9.98)

Weighted average number of shares of Common
Stock outstanding, basic and diluted	5,146,845	36,666	3,375,384	33,308

See Notes to Consolidated Statements of Operations and Reconciliation of Funds From Operations, Adjusted Funds From Operations, and Cash Available for Distribution to net loss attributable to the Company

Supplement Financial Data	Page 4

Reconciliation of Funds From Operations, Adjusted Funds From Operations,
and Cash Available for Distribution to Net Loss Attributable to the Company

		Three months ended September 30, 2011	Nine months ended September 30, 2011

Net loss attributable to the Company		$(2,900,704)	$(7,314,552)

Add:	Depreciation of real estate assets	961,446	1,715,674
	Amortization of acquired intangible assets	2,656,351	4,698,174

Funds from operations		$717,093	$(900,704)

FFO per share - basic and diluted (a)		0.139	(0.267)

Add:	Acquisition costs	18,272	1,680,432
	Organization costs	-	94,372
	Directors' fees and expenses paid in stock	77,519	157,501
	Amortization of loan closing costs (See note 2)	21,445	42,986
	REIT establishment costs (See note 3)	-	25,849
	Depreciation/amortization on non-real estate assets	5,935	11,993
	Net mezzanine loan fees received (See note 4)	-	74,333
Less:	Non-cash mezzanine loan interest income (See note 4)	(4,489)	(4,489)
	Recurring capital expenditures (See note 5)	(62,052)	(89,000)

Adjusted funds from operations		$773,723	$1,093,273

AFFO per share - basic and diluted (a)		$0.150	$0.324

Less:	REIT establishment costs (See note 3)	-	(25,849)

Cash available for distribution		$773,723	$1,067,424

CAD per share - basic and diluted (a)		$0.150	$0.316

Dividends:
	Declared	$646,675	$1,293,162
	Per share	$0.125	$0.25

a) Calculated based upon weighted average shares outstanding -
	basic and diluted	5,146,845	3,375,384

Actual shares outstanding at September 30, 2011, including
26,000 unvested shares of restricted stock		5,173,399	5,173,399

See Notes to Consolidated Statements of Operations and Reconciliation of Funds From Operations, Adjusted Funds From Operations, and Cash Available for Distribution to net loss attributable to the Company

Supplement Financial Data	Page 5

Preferred Apartment Communities, Inc.
Consolidated Balance Sheets
(unaudited)

	September 30,	December 31,
	2011	2010

Assets

Real estate
Land	$13,052,000	$-
Building and improvements	60,243,867	-
Furniture, fixtures, and equipment	8,351,395	-
Gross real estate	81,647,262	-
Less: accumulated depreciation	(1,725,746)	-
Net real estate	79,921,516	-
Real estate loan	6,000,000	-
Total real estate and real estate loan, net	85,921,516	-

Cash and cash equivalents	5,046,153	22,275
Restricted cash	609,488	-
Tenant receivables	35,680	-
Acquired intangible assets, net of amortization of $4,698,174	838,893	-
Deferred loan costs, net of amortization of $42,986	573,153	-
Deferred offering costs	682,668	620,237
Other assets	463,998	187,300

Total assets	$94,171,549	$829,812

Liabilities and equity

Liabilities
Mortgage notes payable	$55,637,000	$-
Accounts payable and accrued expenses	1,106,299	-
Note payable, related party	-	465,050
Revolving line of credit, related party	-	200,000
Non-revolving line of credit, related party	-	805,898
Accrued interest payable	168,956	15,064
Dividends payable	646,675	-
Security deposits and prepaid rents	156,960	-
Deferred real estate loan income	69,844	-
Total liabilities	57,785,734	1,486,012

Commitments and contingencies

Equity (deficit)
Stockholder's equity (deficit)
Common Stock, $0.01 par value per share; 400,066,666
shares authorized; 5,147,399 shares issued and outstanding at September 30, 2011;
36,666 shares issued and outstanding at December 31, 2010	51,474	366
Additional paid in capital	50,458,803	109,632
Syndication and offering costs	(6,043,712)	-
Accumulated deficit	(8,080,751)	(766,199)
Total stockholders' equity (deficit)	36,385,814	(656,201)
Non-controlling interest	1	1
Total equity (deficit)	36,385,815	(656,200)

Total liabilities and equity	$94,171,549	$829,812

See Notes to Consolidated Statements of Operations and Reconciliation of Funds From Operations, Adjusted Funds From Operations, and Cash Available for Distribution to net loss attributable to the Company

Supplement Financial Data	Page 6

Notes to Consolidated Statements of Operations and Reconciliation of Funds From Operations, Adjusted Funds From Operations, and Cash Available for Distribution to Net loss attributable to the Company

1)
Rental and other property revenues for the nine-month period ended September 30, 2011 are comprised of activity from the dates of acquisition (April 15, 21, and 29, 2011, for Stone Rise, Summit Crossing, and Trail Creek, respectively) through the reporting date.

2)
The Company incurred loan closing costs of $616,139 on its mortgage loans, which are secured on a property-by-property basis by the three acquired multifamily communities. These loan costs are being amortized over the life of the loans, and the non-cash amortization expense is an addition to FFO in the calculation of AFFO.

3)
Certain costs involved with establishing the Company as a publicly-traded real estate investment trust were incurred and are added to FFO in the calculation of AFFO. These costs primarily consist of fees for one-time professional services.

4)
On June 30, 2011, in conjunction with its real estate loan investment, the Company received a loan fee of $120,000, $60,000 of which was paid to its manager as an acquisition fee, and also a loan commitment fee of $14,333. The net proceeds of $74,333 are an additive adjustment to FFO in calculating AFFO, which will be recognized in income over the life of the loan as an adjustment of yield using the effective interest method.  Correspondingly, the non-cash income recognized under the effective interest method is deducted in calculating AFFO.

5)
The Company deducts from FFO recurring capital expenditures that are necessary to maintain the properties’ revenue streams. Excluded from the calculation of AFFO are non-recurring capital expenditures of $212,174 and $266,910 for the three-month and nine-month periods ended September 30, 2011, respectively.

Supplement Financial Data	Page 7

Reconciliation of Property Net Operating Income to Net Loss Attributable to the Company

		Three months ended
		September 30, 2011	June 30, 2011
			(pro forma)

Property net operating income		$1,558,339	$1,493,984

Add:	Interest income on real estate loan	124,495	1,333

Less:	Depreciation and amortization	3,623,732	3,554,101
	Acquisition costs	18,272	1,442,444
	Organization costs	-	7,072
	Professional fees	72,952	187,239
	Other	36,544	30,061

Operating loss		(2,068,666)	(3,725,600)

	Management fees	177,475	145,266
	Corporate insurance	39,069	27,178
	Interest expense	537,591	536,882
	Other expense	77,903	79,721

Net loss		(2,900,704)	(4,514,647)

Less consolidated net loss attributable
to non-controlling interests		-	-

Net loss attributable to the Company		$(2,900,704)	$(4,514,647)

For comparative purposes, a pro forma three-month period ended June 30, 2011 is presented, as if the three multifamily communities were acquired on April 1, 2011.

See Definitions of Non-GAAP Measures.

Supplement Financial Data	Page 8

Definitions of Non-GAAP Measures

Funds From Operations (“FFO”)

Analysts, managers, and investors have, since the first real estate investment trusts were created, made certain adjustments to reported net income amounts under U.S. GAAP in order to better assess these vehicles’ liquidity and cash flows. FFO is one of the most commonly utilized Non-GAAP measures currently in practice. In its 2002 “White Paper on Funds From Operations”, the National Association of Real Estate Investment Trusts (“NAREIT”) standardized the definition of how Net income/loss should be adjusted to arrive at FFO, in the interests of uniformity and comparability. The NAREIT definition of FFO (and the one reported by the Company) is:

Net income/loss:
•	Excluding impairment charges and gains/losses from sales of property;
•	Plus depreciation and amortization of real estate assets; and
•	After adjustments for unconsolidated partnerships and joint ventures

Not all companies necessarily utilize the standardized NAREIT definition of FFO, and so caution should be taken in comparing the Company’s reported FFO results to those of other companies. The Company’s FFO results are comparable to other companies that follow the NAREIT definition of FFO and report these figures on that basis. FFO is a non-GAAP measure that is reconciled to its most comparable GAAP measure, which the Company believes to be net income/loss attributable to the Company.

Adjusted Funds From Operations (“AFFO”)

AFFO makes further adjustments to FFO results in order to arrive at a more refined measure of operating and financial performance. There is no industry standard definition of AFFO and practice is divergent across the industry. The Company calculates AFFO as:

FFO, plus:
•	Acquisition costs;
•	Organization costs;
•	Fees to directors and executives paid in stock;
•	Amortization of mortgage loan costs;
•	REIT establishment costs;
•	Depreciation and amortization of non-real estate assets; and
•	Net loan origination fees;
Less:
•	Non-cash mezzanine loan interest income; and
•	Annually recurring capital expenditures

AFFO figures reported by the Company are not generally comparable to those reported by other companies. AFFO is a non-GAAP measure that is reconciled to its most comparable GAAP measure, which the Company believes to be net income/loss attributable to the Company.

Supplement Financial Data	Page 9

Cash Available for Distribution (“CAD”)

The Company refines AFFO further by reversing the AFFO adjustment for REIT establishment costs. CAD is a non-GAAP measure that is reconciled to its most comparable GAAP measure, which the Company believes to be net income/loss attributable to the Company.

Property Net Operating Income (“NOI”)

The Company calculates NOI as rental and other revenues from the three acquired multifamily communities, less property operating and maintenance expenses, property management fees, real estate taxes, and property insurance. Management believes NOI provides a useful measure of gauging the financial performance of individual properties and their contributions to the Company’s consolidated results of operations.  NOI is a non-GAAP measure that is reconciled to its most comparable GAAP measure, which the Company believes to be net income/loss attributable to the Company.

For further information:

Leonard A. Silverstein, Executive Vice President
Preferred Apartment Communities, Inc.
lsilverstein@pacapts.com
+1-770-818-4147

Supplement Financial Data	Page 10